Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2006

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  000-30997                    84-1508866
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                07004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 18, 2006, Astralis Ltd. issued a press release announcing its results for the year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed".

Exhibit No.      Description
-----------      -----------
99.1             Press Release of Astralis Ltd., dated April 21, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASTRALIS LTD.

Date: April 21, 2006                              By: /s/ Michael Garone
                                                      --------------------------
                                                      Michael Garone
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1             Press Release of Astralis Ltd., dated April 21, 2006